Summary Prospectus

March 1, 2010 As Revised January 21, 2011

Ticker:  FAFXX

Alger Money Market Fund

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.alger.com. You can also get this information at no cost by calling 1(800) 992-3863 or by sending an e-mail request to summaryprospectus@alger.com. The Fund's Prospectus dated March 1, 2010, as revised December 29, 2010, and Statement of Additional Information dated December 21, 2010, are incorporated by reference to this Summary Prospectus, and may be obtained at no cost in the same manner as described above.

Investment Objective

Alger Money Market Fund seeks to earn high current income consistent with preserving principal and liquidity.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases as a % of offering price	None
Maximum deferred sales charge (load) as a % of purchase price or redemption proceeds, whichever is lower	None
Redemption Fee as a % of amount redeemed	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.46%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	.50%
Total Annual Fund Operating Expenses	.96%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000.00 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:

1 Year	3 Years	5 Years	10 Years
$98	$306	$531	$1,178

Inspired by Change, Driven by Growth.

Principal Investment Strategy

The Fund invests in money market securities which are within the two highest credit categories at the time of purchase. These money market securities include U.S. Government securities, commercial paper, certificates of deposit, time deposits, bankers' acceptances and corporate bonds having less than 397 days remaining until maturity.

The Board of Trustees of The Alger Funds has approved liquidation of the Fund. After the close of trading on the New York Stock Exchange on January 27, 2011 (normally 4:00 p.m., Eastern time), the Fund will be closed to further investment, excluding reinvestment of any dividends and distributions. It is anticipated that the Fund's assets will be distributed to investors on or about February 28, 2011.

Principal Risks

Risks of investing in the Fund are:

•  while the Fund seeks to maintain a price of $1.00 per share, an investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or other government agency, so it is possible to lose money by investing in the Fund.

•  an investment in the Fund may not keep pace with inflation.

•  normally, the Fund will invest a substantial portion of its assets in U.S. Government securities in the interest of maintaining a stable net asset value; this policy may result in a lower yield for the Fund.

Performance

The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. Remember that the Fund's past performance is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund's website www.alger.com.

Best Quarter:
Q2 2000   1.47%

Worst Quarter:
Q4 2009   0.01%

Average Annual Total Return as of December 31, 2009

	1 Year	5 Years	10 Years	Since Inception (11/11/86)
Alger Money Market Fund	0.06%	2.34%	2.20%	4.33%

The seven-day yield for the period ended December 31, 2009 was 0.02%. For the Fund's current 7-day yield, telephone 1(800) 992-3863 toll-free.

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Management

Investment Manager:	Fred Alger Management, Inc.

Shareholder Information

Purchasing and Redeeming Fund Shares

Minimum Investments: the following minimums apply to an account in the Fund.

In general, investors may purchase or redeem Fund shares on any business day by mail (Boston Financial Data Services, Inc., Attn: The Alger Funds, P. O. Box 8480, Boston, MA 02266-8480), online at www.alger.com, by telephone 1(800) 992-3863, or through a financial intermediary.

Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact their financial intermediary directly.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Type of Account	Initial Investment	Subsequent Investment
Regular account	$1,000	$50
Traditional IRA	500	50
Roth IRA	500	50
Coverdell ESA	500	50
SIMPLE IRA	500	50
Keogh	500	50
401(k)	500	50
Automatic Investment	500	50
Asset-based Fee Program Accounts	250	50
Minimums may be waived in certain circumstances.

Fred Alger & Company, Incorporated • 111 Fifth Avenue • New York, NY 10003 • 800.992.3863 • www.alger.com

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